UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 2007

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information disclosed in Item 2.01 is hereby incorporated by reference into this Item 1.01.

Item 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 6, 2007, Authentidate Holding Corp. (the “Registrant”) completed the previously announced sale of its Document Management (Docstar) and Systems Integration businesses including its wholly-owned subsidiary, DJS Marketing Group, Inc., to Astria Solutions Group, LLC (“Astria”). Astria is a newly formed New York limited liability company organized by members of the acquired businesses’ senior management team. Under the terms of the definitive Asset Purchase Agreement, dated as May 31, 2007 (“Asset Purchase Agreement”), the Registrant received $7,269,000 for the acquired businesses and related assets (including cash of $750,000). Astria paid the Registrant at the closing $3,057,000 in cash, issued to the Registrant a $2,000,000 seven-year note bearing an interest rate of 8.5% (“Note”), assumed $1,919,000 in liabilities related to the acquired businesses, and agreed to pay the Registrant $293,000 based on the collection of deferred accounts receivables following the closing. In connection with the sale, Astria also entered into a seven-year lease for a portion of the building owned by the Registrant in Schenectady, New York where the acquired businesses are located and received a six-month exclusive option from the Registrant to purchase the land and building for $2,427,000.

The Note is secured by the assets of the acquired businesses sold by the Registrant to Astria. The Note is, however, subordinated to the interests of the senior creditor and mezzanine lender to Astria as set forth in an intercreditor and subordination agreement among the Registrant, Astria, and the senior creditor and mezzanine lender.

The foregoing summaries of the Asset Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Asset Purchase Agreement and the Note, which are filed herewith as Exhibits 2.1 and 4.1, respectively, and incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 2.1	Asset Purchase Agreement, dated as of May 31, 2007, by and between Astria Solutions Group, LLC and Authentidate Holding Corp.

Exhibit 4.1	Senior Subordinated Secured Note, dated as of May 31, 2007, executed by Astria Solutions Group, LLC

Exhibit 99.1	Press Release dated June 7, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

By:	/s/ Surendra Pai
Name:	Surendra Pai
Title:	President and Chief Executive Officer
Date:	June 11, 2007

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated as of May 31, 2007, by and between Astria Solutions Group, LLC and Authentidate Holding Corp.

4.1	Senior Subordinated Secured Note, dated as of May 31, 2007, executed by Astria Solutions Group, LLC

99.1	Press Release dated June 7, 2007

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